INVESTOR PRESENTATION

THIRD QUARTER 2020

NASDAQ: CCBG

Capital City Bank Group

FORWARD-LOOKING STATEMENT

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: Our ability to successfully manage interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes, including the Dodd-Frank Act, Basel III, and the ability to repay and qualified mortgage standards; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss provision, deferred tax asset valuation and pension plan; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is now subject to our compliance with real estate markets; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of harsh weather conditions, including hurricanes, and man-made disasters; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; changes in accounting principles, policies, practices or guidelines; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Company' others filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

CORPORATE PROFILE

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $3.6B Assets
- Loans HFI: $2.0B/Deposits: $3.0B
- 85% Florida/15% Georgia
- 50/50 Mix of Consumer and Commercial Clients (Deposits)
- $1.8B Assets Under Management



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

57 OFFICES

CORPORATE PROFILE

25 Years

Experienced Management
Average of 25 Years' Experience with CCBG

Ownership
~60% Retail/40% Institutional
~ 21% Insider

60/40

$315M

Market Cap[1]
$315 Million

(1) As of 09/30/20

FLORIDA AT A GLANCE

- Highest Migration Rate in U.S.
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Projected Population Change (2020-2025) of 6.6%
- Business-friendly State with No Personal Income Tax



Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation

GROWTH MARKETS

TALLAHASSEE MSA

Total Deposits *(in Thousands)*	$1,276,973
Market Share[1]	14.7%
Market Share Rank[1]	#2
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	4.5%
Projected HH Income Growth[2]	11.9%

MACON MSA

Total Deposits *(in Thousands)*	$87,076
Market Share[1]	2.3%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	1.6%
Projected HH Income Growth[2]	8.6%

GAINESVILLE MSA

Total Deposits *(in Thousands)*	$377,325
Market Share[1]	7.3%
Market Share Rank[1]	#7
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	5.3%
Projected HH Income Growth[2]	9.2%

RURAL COMBINED - 15 Markets[3]

Total Deposits *(in Thousands)*	$857,663
Market Share[1] [3]	10.3%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 10 of 15 Markets

(1) Source: S&P Global Market Intelligence as of 6/30/2019
(2) Projected Change from 2020-2025 (Nielsen)
(3) Excludes Markets with < 2% Share

DEPOSIT PORTFOLIO DETAIL

Average Deposit Portfolio Composition



4%
8%
15%
44%
29%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Deposit Portfolio Highlights

- CAGR[4] of ~ 11% DDA, ~ 3% MMA/SAV/NOW
- 96% Core Deposit[1] to Total Deposit[2]

Total Deposit Growth



2,283
169
256
292
780
786
2,372
151
258
325
806
832
2,423
132
251
351
781
908
2,538
114
235
370
805
1,012
2,770
105
227
409
808
1,220
SBA PPP Balances of ~$100M
2016
2017
2018
2019
3Q20

	2016	2017	2018	2019	3Q20
Total Cost of Funds - CCBG[2]	0.13%	0.16%	0.27%	0.35%	0.16%
Total Cost of Funds - Peer[3]	0.48%	0.53%	0.66%	0.89%	0.69%

Noninterest Bearing Deposits · Regular Savings Accounts · Money Market Accounts · NOW Accounts · Certificates of Deposit

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)
(4) 2016 to 2020

LOAN PORTFOLIO DIVERSIFICATION

Loan Portfolio[1]
$1,998,160


1% 1%
6%
10%
33%
12%
17%
20%
Commercial R/E
Commercial Loans
Residential R/E
Indirect Auto
Home Equity R/E
Construction R/E
Direct Consumer
Other Loans

Top 10 loans represent 6% of total loans

CRE Composition
$569,491
186% of Tier 1 Capital


2%
1%
9%
22%
66%
Improved Property
Construction
Vacant Land
Condos
Land Development

Improved Property Composition
$372,968


3%
7%
8%
23%
9%
10%
23%
17%
1-4 Residential
Retail
Hotel/Motel
Office
Industrial/Warehouse
Other
Multi-Family
Gas Station/C-Store

(1) 3Q2020-EOM

CREDIT QUALITY

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **12 basis points**
- **Strong credit** quality metrics at September 30, 2020
- Reserve build of **$6.4 million** in response to Pandemic exposure
- Brings ACL coverage to **1.28% of loans** (ex-SBA/PPP)
- COVID-19: **88% of Loans** ($) extended have resumed payments
- ~ **2% of total loans** ($) still on extension

Non-Performing Loans
(% of Loans HFI)



$12M
$8M
$4M
$0M
0.54%
$8.5M
0.45%
$7.1M
0.39%
$6.8M
0.24%
$4.4M
0.19%
$6.7M
4Q16
4Q17
4Q18
4Q19
3Q20

Classified Loans
(% of Total Loans HFI)



$50M
$40M
$30M
$20M
$10M
$0M
2.64%
$42M
1.87%
$31M
1.29%
$23M
1.13%
$21M
0.84%
$17M
4Q16
4Q17
4Q18
4Q19
3Q20

Allowance for Credit Losses Activity



$25M
$20M
$15M
$10M
$5M
$0M
$13.4M
$14.2M
$23.1M
2016
2017
2018
2019
3Q20
Allowance for Credit Losses ("ACL")(1)
ACL Coverage Ratio (Loans HFI)
ACL Coverage Ratio (Loans HFI less SBA PPP)
Net Charge Ratio

(000's)	2016	2017	2018	2019	3Q20	
Provision for Credit Losses	819	2,215	2,921	2,027	8,303	6.4M
CECL Adoption	-	-	-	-	3,269	
Net Charge-Offs	1,341	2,338	2,018	2,332	1,907	

(1) HFI Loans only - does not include $1.4M for unfunded loans.

STRONG CAPITAL POSITION


Capital To Execute
$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
2016
2017
2018
2019
3Q20
Risk-Based Capital
Tangible Common Equity
Excess Regulatory Capital


Staying Power
20
15
10
5
0
16.28%
6.90%
9.25%
17.10%
7.09%
9.52%
17.13%
7.58%
9.63%
17.90%
8.06%
10.26%
17.88%
7.16%
9.46%
2016
2017
2018
2019
3Q20
Risk Based Capital - CCBG
Tangible Common Equity - CCBG(1)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Adjusted Non-GAAP, See Appendix for Reconciliation.

STRATEGIC INITIATIVES: Three Pillars of Execution

DRIVE REVENUES

Generate Loan Growth > Interest Rate Profile > Grow & Diversify Fee Income

DISCIPLINED EXPENSE MANAGEMENT

Committed to Expense Reduction > Efficiency Initiatives in Motion

EFFECTIVELY DEPLOY CAPITAL

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME[(1)]



2%
2%
1%
6%
31%
9%
10%
10%
11%
18%

$80.0 Million

- Commercial R/E
- Residential R/E
- Commercial Loans
- Investment Securities
- Indirect Auto
- Home Equity R/E
- Construction R/E
- Direct Consumer
- Fees on Loans
- Funds Sold

FEE INCOME[(1)]



5%
10%
12%
57%
51.4%
of Operating
Revenues
16%

$80.6 Million

- Mortgage Banking Revenues - CCHL (51% ownership)
- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Other

(1) YTD

DRIVE REVENUES
Generate Loan Growth


Period End Loans
($ In Millions / % Growth(1))
$2000
$1500
$1000
$500
$0
4.6%
$1,561
5.9%
$1,653
7.3%
$1,774
3.5%
$1,836
9.3%
$1,998
$190M in SBA PPP Loans
2016
2017
2018
2019
3Q20


Growth By Segment(2)
-$20M -$10M 0 $20M $40M $60M $80M $100M $120M $140M
Commercial Loans 55.1%
Construction R/E 13.0%
Commercial R/E 7.4%
-5.3% Residential R/E
Home Equity R/E 0.0%
-6.1% Direct Consumer
-3.1% Indirect Auto
-25.9% Other - LIP

(1) Year over year
(2) 2020 vs. 2019

DRIVE REVENUES
Interest Rate Profile

Loan Repricing



6%
4%
3%
17%
12%
24%
34%
Overnight
12 Months(1)
24 Months
36 Months
48 Months
60 Months
>60 Months

Rate Mix



46% Fixed(1)
37% Adjustable
17% Variable
$1,998
(in millions)

- 54% of Loan Portfolio is Variable or Adjustable
- 51% of Loan Portfolio Reprices within One Year

(1) Includes $190 Million SBA/PPP loans

DRIVE REVENUES

Grow and Diversify Fee Income

Fee Income Mix[1]
(In Millions)



$90M
$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
$0M
$39,225
$4.3M
$3.8M
$7.7M
$8.9M
$14.5M
$80,642
$4.4M
$45.6M
$8.0M
$9.5M
$13.1M
2019
2020
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues
(CCHL - 51% ownership)
Other Fees

Growth Initiatives



Free to Fee Checking
Grow Wealth Management Assets
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Originations

(1) YTD

EXPENSE MANAGEMENT

Continued Focus on Expense Control



Noninterest Expense Trend
$113.2M
$32.1M
$18.3M
$15.2M
$47.6M
$109.4M
$29.3M
$17.8M
$15.8M
$46.2M
$111.5M
$29.0M
$18.5M
$15.9M
$48.1M
$113.6M
$28.9M
$18.4M
$15.6M
$50.7M
$84.4M
$21.7M
$13.7M
$11.6M
$37.3M
$108.6M
$26.7M
$19.3M
$14.8M
$11.1M
$36.7M
2016
2017
2018
2019
3Q19(1)
3Q20(1)
Salaries
Associate Benefits
Net Occupancy
Other Expense
CCHL

(1) YTD

HIGHLIGHTS

- Continued control of expenses at Core CCBG
- Integration of CCHL late in 1Q.2020 added expenses, but improved efficiency due to revenues gains
- Efficiency Ratio of 69.0% for 2020 YTD versus 72.4% for 2019 YTD
- Initiatives in Motion *(See Slide 17 for Detail):*
  - Banking Office Optimization
  - Process Improvement
  - Digital

EXPENSE MANAGEMENT

Efficiency Initiatives in Motion

Banking Office Optimization	Process Improvement	Digital	Support Growth
Sale/Leaseback Reduce SF	Consolidate Platforms	Online Deposit Opening	Account Acquisition
Close/Sell	Electronic Documents	Account Opening	Onboarding
Office/Market ROA Reviews	Eliminate Non-Value-Added Task	Virtual Tellers	Client Profitability
		Mobile & Online	Client Segmentation
		Digital Lending	

EXPENSE MANAGEMENT

Investing in Technology

- **7:1 digital** client interactions to in-office transactions – June 2020
- **30%** of offices with **extended-hours Interactive Teller Machines**
- **49%** of offices offering **instant issue debit cards**
- **P2P** – June 2019
- **37% increase in mobile logins** from January 2018 to June 2020
- **Replaced entire ATM fleet** with image-enabled deposit-capable terminals – March 2020
- Major upgrade to end-to-end **online deposit account opening** – 3Q2020
  (the "end-to-end" is significant because it is common for banks to still require new clients to come in to sign the signature card or complete other docs)
- **Video banking** with document sharing & electronic signing capabilities – 4Q2020
- Opening **3rd digital office** (no teller line) – 4Q2020

EFFECTIVELY DEPLOY CAPITAL

ORGANIC GROWTH	• Technology Investments • Leverage Infrastructure
RETURN CAPITAL	• Dividend • Share Repurchase Program
LEVERAGE CAPITAL	• M&A Opportunities • Non-Bank Businesses

ACQUISITION OPPORTUNITY

PROFILE

- Banks with $100-500M Assets ~250 Total Banks
- TBV Pricing Attractive

TARGETS

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear


Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Jacksonville
Mobile
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2020 FOCUS

BROADER BASED LOAN GROWTH	• Small Business, Commercial Real Estate, Residential Real Estate, WCF/ABL, and Participations/Pools
IMPLEMENT FEE INCOME INITIATIVES	• New Checking Account Platform, Account Acquisition, and Strategies to Drive Interchange Revenues
EVALUATE ACQUISITION OPPORTUNITIES	• Evaluate Both Bank and Non-Bank Opportunities

WHY CCBG?

- ↘Florida is Growing
- ↘Growth Measures Nearing Prior Peaks
- ↘Stable Markets
- ↘Strong Deposit Franchise
- ↘Asset Sensitive Balance Sheet
- ↘Strong Capital – Ability to Deploy
- ↘Insider Ownership
- ↘Seasoned and Experienced Bankers
- ↘Low Execution Risk
- ↘CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®



APPENDIX

Capital City Bank Group

QUARTERLY RESULTS



0.90
0.75
0.60
0.45
0.30
0.15
0.00
0.27
0.44
0.00
0.46
0.34
0.41
0.35
0.42
0.35
0.50
0.50
0.55
0.38
0.57
0.44
0.62
0.50
0.73
0.51
0.66
0.25
0.56
0.55
0.84
0.62
0.92
3Q17
4Q17*
1Q18**
2Q18**
3Q18**
4Q18***
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes Deferred Tax Re-Measurement Expense of $0.24 per Share

**Includes Tax Benefits $0.09, $0.08, and $0.02 per share for 1Q, 2Q, and 3Q respectively related to 2017 Plan Year Pension contributions

***Includes Tax Benefit of $0.02 per share related to a premises cost segregation analysis

(1) Adjusted Non-GAAP; See Appendix for Reconciliation

THIRD QUARTER 2020

(Dollars in thousands)	3Q.2020 Core CCBG	3Q.2020 CCHL	2Q.2020 Core CCBG	2Q.2020 CCHL	$ Change Core CCBG	% Change Core CCBG
Net Interest Income	25,105	17	25,349	109	(244)	-0.96%
Provision for Credit Losses	1,308	-	2,005	-	(697)	-34.76%
Deposit Fees	4,316	-	3,756	-	560	14.91%
Bank Card Fees	3,389	-	3,142	-	247	7.86%
Wealth Management Fees	2,808	-	2,554	-	254	9.95%
Mortgage Banking Fees	208	22,775	241	17,573	(33)	-13.69%
Other	1,182	287	1,147	1,786	35	3.05%
Total Noninterest Income	11,903	23,062	10,840	19,359	1,063	9.81%
Salaries	11,603	10,753	11,596	8,381	7	0.06%
Other Associate Benefits	3,616	192	3,477	204	139	4.00%
Total Compensation	15,219	10,945	15,073	8,585	146	0.97%
Occupancy, Net	5,061	845	5,030	768	31	0.62%
Other	6,930	1,342	6,599	1,248	331	5.02%
Total Noninterest Expense	27,210	13,132	26,702	10,601	508	1.90%
Operating Profit	8,490	9,947	7,482	8,867	1,008	13.47%
Income Taxes	1,947	1,218	1,785	187	162	9.10%
Net Income (Before CCHL)	6,543	8,729	5,697	8,680	846	14.84%
CCHL 51% Interest, net of tax	3,854	3,854	3,450	3,450	404	11.72%
CCBG Consolidated Net Income	10,397	-	9,146	-	1,251	13.68%
CCBG Consolidated Diluted EPS	0.39	0.23	0.35	0.20	0.04	11.46%
	0.62		0.55			

(1) 51% Ownership Interest in CCHL was acquired on March 1, 2020 - Q1.2020 impact was immaterial

HIGHLIGHTS

- Return on assets of 1.17% and efficiency ratio of 67%
- Diversified revenue and strong balance sheet continue to buffer impact of pandemic and lower interest rates
- Strong performance by Capital City Home Loans ("CCHL") contributed significantly ($0.23/share)
- 11% increase in other fee revenues (deposit, bankcard, and wealth management)
- Credit quality remains strong with no significant problem loan migration
- 88% of loan balances extended in the first/second quarter have resumed payments. ~ 2% of Loans HFI remain on extension

SUPPORTING OUR CLIENTS

LOAN EXTENSIONS - COVID-19

At October 2, 2020	Number of Loans	Loan Amount *($ in thousands)*	% of Loans Extended	
			Number of Loans	Loan Amount
Loans Extended	2,333	$325,014		
Loans Resuming Payments	(2,129)	$(284,548)	91%	**88%**
Loans Still on Extension	204	$40,466	9%	12%
% Total ($) Loans (Ex-SBA/PPP) Still on Extension		**2%**		

SBA-PPP RESULTS

- Funded 2,208 loans totaling **$193 million**
- **$190 million** balance at September 30, 2020
- Deferred loan fees of **$4 million** at September 30, 2020
- Average Loan Size was **$86,000**
- Supported Approximately **30,000 Jobs**

FINANCIAL HIGHLIGHTS

Dollars in Thousands, except Earnings per Share	2014	2015	2016	2017	2018	2019	YTD 2020
Interest Income	$78,221	$79,658	$81,154	$86,930	$99,395	$112,836	$80,043
Interest Expense	3,580	3,307	3,189	3,948	6,891	9,493	3,690
Net Interest Income	74,641	76,351	77,965	82,982	92,504	103,343	76,353
Provision for Credit Losses	1,905	1,594	819	2,215	2,921	2,027	8,303
Noninterest Income	52,536	54,091	53,681	51,746	51,565	53,053	80,642
Noninterest Expense	114,358	115,273	113,214	109,447	111,503	113,609	108,614
Income Taxes	1,654	4,459	5,867	12,203	3,421	9,953	7,397
Less: NCI	—	—	—	—	—	—	8,851
Net Income - Common	9,260	9,116	11,746	10,863	26,224	30,807	23,830
Diluted Earnings Per Share - Common	.53	.53	.69	.64	1.54	1.83	1.42
Ratios							
Return on Average Assets	.36%	.34%	.43%	.39%	.92%	1.03 %	0.96%
Return on Average Equity	3.27	3.31	4.22	3.83	8.89	9.72	9.50
Net Interest Margin	3.36	3.31	3.25	3.37	3.64	3.85	3.42
Net Charge-offs to Average Loans	.53	.35	.09	.14	.12	0.13	0.13
Efficiency Ratio (FTE)	89.68	87.94	85.34	80.50	77.05	72.40	69.04
Dividend Payout Ratio	16.98	24.53	24.64	37.50	20.78	26.23	29.52

FINANCIAL HIGHLIGHTS

As of Period-End *Dollars in Thousands*	2014	2015	2016	2017	2018	2019	3Q20
Investments	$505,129	$638,920	$700,099	$697,590	$663,477	$643,140	$530,846
Loans Held for Investment	1,431,375	1,492,275	1,561,289	1,653,492	1,774,225	1,835,929	1,998,161
Total Assets	2,627,169	2,797,860	2,845,197	2,898,794	2,959,183	3,088,953	3,587,041
Noninterest Bearing Deposits	659,115	758,283	791,182	874,583	947,858	1,044,699	1,378,314
Interest Bearing Deposits	1,487,679	1,544,566	1,621,104	1,595,294	1,583,998	1,600,755	1,631,132
Total Deposits	2,146,794	2,302,849	2,412,286	2,469,877	2,531,856	2,645,454	3,009,446
Capital	272,540	274,352	275,168	284,210	302,587	327,016	339,425
Ratios							
Risk Based Capital	17.76%	17.25%	16.28%	17.10%	17.13%	17.90%	17.88%
Tangible Equity	7.38	6.99	6.90	7.09	7.58	8.06	7.16
Nonperforming Assets to Total Assets	2.00	1.06	0.67	0.38	0.31	0.18	0.19
Reserve to Loans (ex. SBA PPP)	1.22	0.93	0.86	0.80	0.80	0.75	1.28
Reserve to Nonperforming Loans	104.60	135.40	157.40	185.87	206.79	310.99	420.30

MARKET DEMOGRAPHIC

ANCHOR AND SMALL-TOWN AMERICA MARKETS MORE STABLE AND PREDICTABLE.

	Population Growth Rate		Household	
	2010-2020	2020-2025	Median Income 2020	Projected Change 2020-2025
Tallahassee MSA	7.00%	4.50%	$55,732	11.91%
CCBG Florida Markets	13.15%	5.59%	$52,521	9.59%
Florida	15.92%	6.63%	$58,586	11.56%
US	7.00%	3.27%	$66,010	9.87%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

DEPOSIT MARKET SHARE

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2019 Market Share in Top 4	Deposit Market Share**
Florida	47	$2,283,096	87.04%	12 of 18	8.26%
Georgia	8	$286,551	11.03%	2 of 4	5.09%
Alabama	2	$29,390	1.13%	–	8.70%
TOTALS	**57**	**$2,599,037**	**100.00%**	–	

- Market Share Gives Pricing Leverage
- Keeps Cost of Funds Low
- Organic Growth Going Forward

* Sources: SNL Balances as of 6/30/2019
** CCBG Aggregate Market Share for Counties Where CCBG Has a Market Share of >.50%.

ANALYST ESTIMATES

ANALYST	2020 EPS	PRICE TARGET	RATING
HOVDE	$1.89	$23.00	Market Perform
KBW	$1.92	$26.00	Market Perform
Janney/FIG	$1.87	$20.00	Neutral
Piper/Sandler	$1.87	$21.00	Neutral
D. A. Davidson	$1.84	$23.50	Neutral

NON-GAAP FINANCIAL MEASURES

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2014	2015	2016	2017	2018	2019	3Q20
TANGIBLE COMMON EQUITY RATIO								
Shareowners' Equity (GAAP)		$272,540	$274,352	$275,168	$284,210	$302,587	$327,016	$339,425
Less: Goodwill (GAAP)		$84,811	$84,811	$84,811	$84,811	$84,811	$84,810	$89,095
Tangible Shareowners' Equity (non-GAAP)	A	$187,729	$189,541	$190,357	$199,399	$217,776	$242,206	$250,330
Total Assets (GAAP)		$2,627,169	$2,797,860	$2,845,197	$2,898,794	$2,959,183	$3,088,953	$3,587,041
Less: Goodwill (GAAP)		$84,811	$84,811	$84,811	$84,811	$84,811	$84,810	$89,095
Tangible Assets (non-GAAP)	B	$2,542,358	$2,713,049	$2,760,386	$2,813,983	$2,874,372	$3,004,143	$3,497,946
Tangible Common Equity Ratio	A/B	7.38%	6.99%	6.90%	7.09%	7.58%	8.06%	7.16%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2017	2018	2019	YTD 2020
PRE-TAX PRE-CREDIT COSTS Per Diluted Share					
Income Before Income Taxes (GAAP)		$23,066	$29,645	$40,761	$31,229
Plus: Provision for Loan Losses (GAAP)		$2,215	$2,921	$2,027	$8,303
Plus: Other Real Estate Owned Expense (GAAP)		$1,135	$(442)	$545	$(463)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$26,416	$32,124	$43,333	$39,069
Average Diluted Common Shares (GAAP)	B	17,013	17,072	16,827	16,823
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$1.55	$1.88	$2.58	$2.32

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com